SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [x]
Filed by a Party other than the Registrant [_]

Check the appropriate box:
[_]  Preliminary Proxy Statement                  [_] Soliciting Material Under Rule
[_]  Confidential, For Use of the                        14a-12
       Commission Only (as permitted
       by Rule 14a-6(e)(2))
[_]  Definitive Proxy Statement
[x]  Definitive Additional Materials

TEMPLETON GROWTH FUND, INC.
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(Name of Registrant as Specified In Its Charter)

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(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[x]  No fee required.
[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1)  Title of each class of securities to which transaction applies:
____________________________________________________________________________________
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3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the
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[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which
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Attention Templeton Growth Fund Shareholders
Your Immediate Action Is Requested

June 2007

Please be advised that Templeton Growth Fund, Inc. adjourned the May 18, 2007 shareholder meeting because there was not sufficient participation in a vote on an important proposal that affects your Fund. This shareholder meeting will be reconvened on July 6, 2007.

We strongly encourage you to cast your votes before July 6, 2007, as our records indicate that we have not received them as of the writing of this letter.

The Board of Directors has unanimously recommended a vote for Proposal 2 as detailed in your proxy statement.

  Please choose one of the following methods to vote your shares:

Speak with a Proxy Voting Specialist: Dial toll-free 1-877-777-3405 and a specialist from MIS, an ADP Company, will assist you with voting your shares and answer any proxy-related questions. Specialists are available 9:00 a.m. - 9:00 p.m. Eastern Time, Monday – Friday and Saturday from 10:00 a.m. to 6:00 p.m. Eastern Time.

Touch-tone Phone: Dial the toll-free voting number listed on your proxy card, enter the control number printed on the card and follow the simple instructions. Telephone voting is available 24 hours a day, 7 days a week. If you have received more than one proxy card, please vote each one during the call. Each card has a unique control number.

Internet: Go to the website listed on your proxy card, enter the control number printed on the card and follow the simple instructions. If you have received more than one proxy card, please vote each one on the website. Each card has a unique control number.

Mail: Sign and date the enclosed proxy card(s) and mail it back using the enclosed, postage pre-paid envelope. Please mail your proxy card(s) in time to be received prior to the rescheduled shareholder meeting on July 6, 2007.

Please vote your shares today.

Enclosure